Exhibit 99.2

 Entegris Capital Markets Day 2026  Jeffrey Schnell  Vice President, Investor Relations  2 | © Entegris. All Rights Reserved.

 AGENDA  3 | © Entegris. All Rights Reserved.  WELCOME  Jeffrey Schnell  ENTEGRIS: UNIQUELY POSITIONED FOR THE AI ERA   David Reeder  MATERIALS INNOVATION ENABLING NEXT-GENERATION COMPUTING  Olivier Blachier  BREAK    ADVANCED PURITY ENABLING YIELD AND SCALE   Clint Haris  COMPOUNDING GROWTH, PROFITABILITY, AND SHAREHOLDER VALUE  Sukhi Nagesh  Q&A    CLOSING REMARKS  David Reeder

 This presentation and the accompanying oral remarks of management of Entegris, Inc. (the “Company”), including responses to questions, contain “forward-looking statements”, including statements about the Company’s long-term financial targets, strategy and market outlook. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on current management expectations and assumptions only as of the date of this presentation. They are not guarantees of future performance and they involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Market size, growth and other industry data in this presentation come from independent third parties and the Company’s own estimates. This data involves assumptions and limitations, and the Company has not independently verified third-party data or guaranteed its accuracy or completeness. Industry forecasts are subject to the risks below. These risks and uncertainties include, but are not limited to, the Company’s ability to execute its strategic plan and achieve its long-term financial targets, which are based on assumptions about semiconductor industry growth, market share, pricing, costs and capital spending that may prove incorrect; fluctuations in the demand for semiconductors and the overall volume of semiconductor manufacturing; the impact of global economic uncertainty, including financial market volatility, which may result in lower consumer spending, inflationary pressures, a higher interest rate environment, an economic recession, and bank instability; supply chain interruptions and the Company’s dependence on sole, single, and limited source suppliers and related raw material shortages and cost increases; operational, political, legal and other risks associated with the Company’s international operations, including challenges in hiring and integrating workers in different countries, maintaining appropriate business practices across the varied jurisdictions in which the Company operates, and engaging and managing global, regional and local third-party service providers; risks related to geopolitical uncertainty and regional and global instabilities and hostilities, including, but not limited to, the ongoing conflicts between Ukraine and Russia, and conflicts in the Middle East, as well as the global responses thereto; export controls, economic sanctions, and similar restrictions; the concentration and consolidation of the Company’s customer base; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and to introduce new products to meet customers’ rapidly changing requirements; manufacturing and other operational disruptions or delays; the Company’s ability to complete, ramp and achieve expected utilization of new and expanded manufacturing capacity; IT system failures, network disruptions, and cybersecurity risks; tariffs, additional taxes and other protectionist measures resulting from international trade disputes, strained international relations and changes in foreign and national security policy; the risks associated with the use and manufacture of hazardous materials; goodwill impairment; challenges in attracting and retaining qualified personnel; the Company’s ability to protect and enforce intellectual property rights; artificial intelligence; the Company’s environmental, social, and governance commitments; legal and regulatory risks, including changes in laws and regulations related to the environment, health and safety, accounting standards, and corporate governance, across the jurisdictions in which the Company operates; changes in taxation or adverse tax rulings; the ability to obtain government incentives and the possibility that competitors will benefit from government incentives for which the Company does not qualify; the amount and consequences of the Company’s indebtedness, the Company’s ability to repay its debt and to obtain future financing, and the Company’s obligations under its current outstanding credit facilities; the Company’s ability to achieve its capital allocation and deleveraging objectives; volatility in the Company’s stock price; the payment of cash dividends and the adoption of future share repurchase programs; the Company’s ability to effectively implement any organizational changes; substantial competition; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the impacts of climate change; and other matters. These risks and uncertainties also include, but are not limited to, the risk factors and additional information described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2026, including under the heading “Risk Factors” in Item 1A, in the Company’s subsequent Quarterly Reports on Form 10-Q, and in the Company’s other periodic filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update any forward-looking statements or information contained herein or made orally during this event, which speak only as of their respective dates. Any replay or archived webcast of this event speaks only as of November 9, 2026.  This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” “Non-GAAP Tax Rate,” “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share,” “Free Cash Flow,” and other measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Management uses these non-GAAP financial measures to evaluate the Company’s operating and financial performance and for planning purposes, and believes they provide investors with useful supplemental information and facilitate period-to-period comparisons by excluding items that management does not consider indicative of the Company’s ongoing operating performance. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Non-GAAP financial measures have limitations: they do not reflect all of the amounts associated with the Company’s results as determined in accordance with GAAP, the excluded items may recur and may have a material impact on the Company’s reported results, and other companies may calculate similarly titled measures differently, which may limit their usefulness as comparative measures. Further information with respect to and reconciliations of such historical measures, and of the estimated 2026 non-GAAP financial measures presented, to the most directly comparable GAAP measure can be found in the appendix to this presentation and on the Company’s investor relations website at investor.entegris.com. The Company does not provide a reconciliation of the forward-looking non-GAAP financial measures reflected in its long-term financial targets to the most directly comparable GAAP measures because certain items excluded from these non-GAAP measures, such as restructuring, acquisition-related and impairment charges, cannot be reasonably predicted or estimated without unreasonable efforts due to their inherent uncertainty. These items could be material, individually or in the aggregate, to the Company’s future GAAP results.  Safe Harbor  4 | © Entegris. All Rights Reserved.

 Compounding Growth, Profitability, and Shareholder Value  Advanced Purity Enabling Yield & Scale   Materials Innovation Enabling Next-Generation Computing  Uniquely Positioned for the AI Era  Today’s speakers  DAVID REEDER  President & CEO  OLIVIER BLACHIER  President, Materials Solutions   & SVP, Chief Innovation Officer  CLINT HARIS  SVP & President, Advanced Purity Solutions  SUKHI NAGESH  SVP, CFO  5 | © Entegris. All Rights Reserved.

 UNIQUELY POSITIONED FOR THE AI ERA  DAVID REEDER  President & CEO  7 | © Entegris. All Rights Reserved.

 WHY ENTEGRIS?  8 | © Entegris. All Rights Reserved.

 WHY ENTEGRIS?  9 | © Entegris. All Rights Reserved.

 EXECUTION DRIVES LONG-TERM VALUE CREATION  DIFFERENTIATED PORTFOLIO ALIGNED TO FASTEST GROWTH MARKETS  TECHNOLOGY LEADERSHIP AT CRITICAL INFLECTIONS  AI DRIVES UNPRECEDENTED GROWTH OPPORTUNITY  ENTEGRIS: The industry's leading pure-play materials and purity platform  10 | © Entegris. All Rights Reserved.

ENTEGRIS: THE INDUSTRY'S LEADING PURE-PLAY MATERIALS AND PURITY PLATFORM

LTM REVENUE SNAPSHOT (AS OF 3Q 2026)

$3.5B


SEGMENTS
Materials Solutions
42%
58%
Advanced Purity Solutions
REGIONS
EU
NA
7%
17%
76%
APAC
TYPE[1]
CapEx driven
30%
70%
Unit driven
END MARKETS[1]
Adv. Memory
Adv. Logic
30%
40%
30%
Mainstream Logic

Enabling semiconductor technology inflections	Unmatched breadth and scale	Mission critical to enhance performance and yield	Positioned in highest-growth end markets	Accelerating growth, profitability and cash flow
#1-2 Position across key product categories	**>4K** Active patents	**35** Manufacturing sites	**4** Technology centers	**~9K** Employees globally

1. Percentages are approximate and based on management estimates, and exclude non-semiconductor revenue, which represents approximately 5% of LTM net sales.

11 | © Entegris. All Rights Reserved.

Entegris

 Entegris Is critical To the semiconductor ecosystem  12 | © Entegris. All Rights Reserved.  CMP  Deposition  Specialty Materials  Filtration  Purification  FOUPs  MATERIALS SOLUTIONS  Critical materials enable performance, node transitions, and reduce cost of ownership  ADVANCED PURITY SOLUTIONS  Purity and contamination control across the fab enhance yield  Note: Non-exhaustive list of semiconductor ecosystem.

 WHY ENTEGRIS?  13 | © Entegris. All Rights Reserved.

 a technology portfolio that covers the entire semiconductor Ecosystem  14 | © Entegris. All Rights Reserved.

 Entegris’ Unique through-cycle growth model  Note: Conceptual visualization of the full fab life cycle, non-exhaustive.   15 | © Entegris. All Rights Reserved.  0-12 months  12-18 months  18-24 months  24+ months  Fluid handling  Gas purification  Bulk filters  FOUPs  Filters  E-Chucks  Filters  CMP slurries & pads  Specialty gases  ALD / CVD precursors  Formulated cleans  FAB WAFER STARTS  FAB CAPEX  Purifiers  CONSTRUCTION  FAB CAPEX INVESTMENT  WFE INVESTMENT  UNIT VOLUME RAMP  ENTEGRIS’ MATERIALS AND PURITY PLATFORM DELIVERS VALUE ACROSS THE FAB LIFECYCLE

 WHY ENTEGRIS?  16 | © Entegris. All Rights Reserved.

 THE SEMICONDUCTOR PROCESS BEGINS with ENTEGRIS  Compute capacity is compromised  SEMICONDUCTORS DEMAND MOLECULAR-SCALE PRECISION Enabled by Entegris’ materials and purity platform  SYSTEM LEVEL   Performance and reliability degrade  CHIP LEVEL   Specifications fail and yield declines  WAFER LEVEL  Defects compound  TRANSISTOR LEVEL  17 | © Entegris. All Rights Reserved.

THE ECOSYSTEM[1] IS ENABLED BY ENTEGRIS

Systems ~$5T+

- **HYPERSCALERS:** Microsoft, amazon, xAI, Google, Meta, Tencent, ByteDance, Alibaba, CoreWeave, ORACLE
- **MOBILE OEMS:** SAMSUNG, honor, Apple, motorola, TRANSSION, mi, vivo, oppo
- **PC & CONSUMER:** SAMSUNG, Lenovo, acer, hp, DELL, Apple, ASUS
- **AUTOMOTIVE:** TOYOTA, Volkswagen, HYUNDAI, BYD, Ford, HONDA, gm, TESLA
- **INDUSTRIAL / NETWORKING:** CISCO, ABB, NOKIA, SIEMENS, ARISTA, ERICSSON, Honeywell, Schneider Electric

Semiconductor ~$1.5T+

- **ADVANCED LOGIC:** NVIDIA, AMD, intel, Qualcomm
- **MEMORY:** SAMSUNG, KIOXIA, micron, SK hynix
- **ANALOG:** Texas Instruments, Analog Devices, infineon, ST, NXP, Microchip
- **POWER / DISCRETE / RF / OTHERS:** infineon, onsemi, ROHM, Qualcomm, qorvo, Wolfspeed, ST, TOSHIBA, LUMENTUM, BROADCOM, COHERENT, SKYWORKS

Semiconductor manufacturing ~$500B+

- **FOUNDRIES:** UMC, tsmc, SMIC, SAMSUNG, GlobalFoundries
- **IDMS:** intel, SK hynix, infineon, SAMSUNG, micron, Texas Instruments
- **OSAT (PACKAGING + TEST):** ASE, Amkor, JCET, POWERTECH, TF

Critical Suppliers ~$300B+

ASML, ADVANTEST, Lam Research, Shin-Etsu, EMD Merck, TEL, Applied Materials, KLA, BASF, Air Liquide

Entegris

Qnity, SUMCO, KYOCERA, Brooks, PALL, tok, JACOBS, FRALOC, JSR, mks, BECHTEL, exyte, FLUOR

18 | © Entegris. All Rights Reserved.

Source: Omdia, Yole, SEMI, Entegris. 1. 2026E market size. Note: The trademarks, logos, and trade names of third parties displayed in this presentation are the property of their respective owners and are used for identification purposes only. Their inclusion does not imply any affiliation with, endorsement of, or commercial relationship with Entegris, Inc. by any such third party.

Entegris

 AI IS RESHAPING THE SEMICONDUCTOR GROWTH TRAJECTORY  Source: Semiconductor market size and growth projections reflect estimates from McKinsey Semiconductor Demand model, Omdia AMFT, Gartner, and Entegris and are subject to change. Actual results may differ materially. 1. 2026-2030E industry revenue CAGR.   3%  CAGR  15%+   CAGR1  SEMICONDUCTOR MARKET   11%  CAGR  3%  CAGR  CLOUD  MOBILE  ARTIFICIAL INTELLIGENCE  ~$2.5 T+  19 | © Entegris. All Rights Reserved.  INTERNET  AI driving 70%+ of incremental growth from   2023-30E  2000  2030E  2007  2016  2023  2026

 Served Available Market GROWING ~10% CAGR1  1. Long-Term (3-5 years).  20 | © Entegris. All Rights Reserved.  MSI SEGMENTS  MSI SUBSEGMENT CAGR1   Advanced Logic (7nm and below)  ~11%  Advanced Memory  ~7%  Mainstream Logic  ~3%  2025  Long-Term  ~$12B  ~$20B   ~10%  CAGR1  FAB CAPEX + WFE EQUIPMENT$B  2025  >20%  CAGR1  Long-Term  ENTEGRIS SAM$B  30%  70%

 Technology Transitions Creating Powerful Tailwinds for Entegris  Source: IMEC, IRDS, TSMC, SEMI, ITRS, Entegris 1. Materials intensity per 300mm wafer (Index 90nm planar CMOS =100); 2. Representative Airborne Molecular Contamination (AMC) concentration of concern (ppt, log scale).  21 | © Entegris. All Rights Reserved.  200  400  600  0  1,000  1,200  800  >10xmore material content per wafer1  2005  2030E  2010  2015  2020  2025  103  102  101  100  10−1  2005  2015  2020  2025  2010  >1,000xreduction in contaminant requirements2  MATERIALS CONTENT PER WAFER IS ACCELERATING  CONTAMINATION CONTROL LIMITS ARE TIGHTENING  New architectures and process flows are increasing materials intensity  Contamination control limits driving the need for higher purity

TECHNOLOGY ROADMAPS CREATING OPPORTUNITIES FOR ENTEGRIS

EUV	GATE ALL AROUND BACKSIDE POWER NETWORK	3D NAND 4F2 / 3D DRAM	ADVANCED PACKAGING	SILICON PHOTONICS DATACENTER POWER IC	CFET
					
Dry resist	CMP	Dry/Wet etch	CMP/CVD	SiC/GaN CMP	ASD/ALE
EUV pod	ALD/CVD	ALD/CVD	New carrier	High-viscosity pump	CMP
Filtration	Selective etch	CMP	TIM	Filtration	ALD/CVD

22 | © Entegris. All Rights Reserved.

Entegris

 Technology Transitions Enabling Entegris to Accelerate Growth  1. Long-Term (3-5 years).  23 | © Entegris. All Rights Reserved.  ENTEGRIS SAM$B  ~10%  2025  Long-Term  ~$12B  ~$20B  2025  Long-Term  $3.2B  ~$6B  CAGR1  ~15%  CAGR1  ENTEGRIS REVENUE$B

 WHY ENTEGRIS?  24 | © Entegris. All Rights Reserved.

 ELEVATE CUSTOMER CENTRICITY  EXTEND TECHNOLOGY LEADERSHIP  Our TRANSFORMATION CONVERTs OPPORTUNITY INTO RESULTS  STRATEGIC OPERATING SCALE  Accelerate growth  Advance innovation through AI  Create competitive advantage  25 | © Entegris. All Rights Reserved.

CUSTOMER

EARLIER ENGAGEMENT AND INTEGRATED SOLUTIONS INCREASE DIFFERENTIATION

STRATEGIC ACCOUNT MANAGEMENT & PLANNING

ENGAGE EARLIER

Engage at pathfinding to shape roadmaps

From: N+1 → To: N+2 / N+3

DEVELOP FASTER

AI-based simulation to design and test solutions

From: multi-day analytical lab testing → To: AI/ML-based pre-validated models

INCREASING CRITICALITY TO CUSTOMERS

INTEGRATED SALES ENABLEMENT

SOLVE HOLISTICALLY

In- and cross-module synchronization for integrated solutions

From: sequential — MOLECULE + CLEANS + FILTERS + OTHERS — To: cross-module

CROSS-MODULE SOLUTIONS

PROCESS SOLUTIONS

26 | © Entegris. All Rights Reserved.

Entegris

TECHNOLOGY

WE HAVE AMASSED A STRONG TECHNOLOGY PORTFOLIO AND BUILT MANUFACTURING SCALE

APRIL 2014
ATMI
Advanced materials and material delivery systems

APRIL 2017
Trinzik™ product line
Water and chemical filtration

JANUARY 2018
Particle Sizing Systems
Particle sizing instrumentation for liquid applications

JUNE 2018
SAES Pure Gas
Bulk gas purification systems

MARCH 2019
Digital Specialty Chemicals
Organometallics and other fine chemicals

JULY 2019
MPD Chemicals
Organosilanes and other advanced chemicals

SEPTEMBER 2019
Hangzhou Anow Microfiltration
Filtration manufacturing in China

JANUARY 2020
Sinmat
CMP, Slurries for SiC, GaN C

JULY 2020
GMTI and CRP
Advanced process monitoring for CMP chemistries

NOVEMBER 2021
BASF's Precision Microchemical business
CMP Slurries for SiC and high purity cleaners for HDD

JULY 2022
CMC Materials
Industry-leading CMP slurries and pads

2023
KSP & Rockrimmon expansion
In-region, for region strategy

2026
Advanced Abrasives
Technology-leading diamond abrasives

27 | © Entegris. All Rights Reserved.

Entegris

TECHNOLOGY

LEADERSHIP POSITIONS IN CRITICAL SEMICONDUCTOR CATEGORIES

Category	Technology	Entegris	PEER 1	PEER 2	PEER 3	PEER 4	PEER 5	PEER 6
Deposition & Lithography Materials	CVD Deposition	Top 5		Leading		Top 5	Leading	
	ALD Deposition	Leading		Leading		Top 5	Top 5	
	Photoresist	Under-represented	Top 5	Top 5	Leading			
CMP & Etch Materials	CMP Slurries	Leading	Leading	Top 5	Top 5			
	CMP Pads	Leading	Leading					
	CMP Cleans	Leading	Top 5	Leading	Top 5			
	Formulated Cleans	Top 5	Leading	Top 5	Top 5			
	High-Aspect Ratio Etch	Leading	Top 5	Top 5	Top 5		Top 5	
Specialty Materials	Specialty Gas	Top 5		Top 5		Under-represented	Leading	
	E-Chucks	Top 5						
	Specialty Chem	Top 5	Top 5	Leading	Leading	Leading	Top 5	
Liquid & Gas Contamination Control	Liquid Filtration	Leading	Under-represented	Under-represented	Top 5	Under-represented		Leading
	Gas Filtration	Leading					Top 5	Leading
	AMC	Leading						
	Gas Purification	Leading		Under-represented		Under-represented	Leading	Top 5
Microenvironments	FOUPs	Leading						
	Reticle Pod	Top 5						
	Wafer Shipper	Under-represented						
Fluid Management	Fluid Handling	Top 5						
	Fluid Transport	Top 5						

MARKET POSITION

- Leading
- Top 5
- Under-represented

Source: Management internal assessments and publicly available information.

Note: List of peers, technologies and solutions is illustrative and non-exhaustive.

28 | © Entegris. All Rights Reserved.

Entegris

TECHNOLOGY

FOCUSED INVESTMENTS IN INNOVATION WILL EXTEND OUR TECHNOLOGY LEADERSHIP

ER&D[1] SPEND BY FOCUS

%

Shifting ER&D towards higher growth opportunities



5%
45%
50%
10%
55%
35%
2025
Long-Term
New technologies
SAM expansion
Existing SAM

VITALITY INDEX[2]

%

New product revenue as % of total revenue



~30%
~40%
2025
Long-Term

~3x MORE EFFICIENT INNOVATION CYCLES ENABLED BY AI



1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Long-term (3-5 years). 2. Revenue from products released in the last 5 years as % of total on a consolidated level. Long-term (3-5 years).

29 | © Entegris. All Rights Reserved.

Entegris

  Leveraging scale to improve performance, resilience, and profitability  OPERATIONS  30 | © Entegris. All Rights Reserved.  Leverage enterprise scale & consolidate strategic suppliers   Maximize utilization and reduce cycle time  Simplify footprint, localize supply, drive critical mass   Increase manufacturing yield and reduce scrap/waste  NETWORK OPTIMIZATION  STRATEGIC SUPPLY MANAGEMENT  PRODUCTIVITY IMPROVEMENT  YIELD ENHANCEMENT

 ENTEGRIS’ GROWTH ALGORITHM  1. Long-Term (3-5 years).  31 | © Entegris. All Rights Reserved.  ~15%GROWTH CAGR1  AI DEVICE COMPLEXITY  TECHNOLOGY SOLUTIONS  DISCIPLINED EXECUTION

 Materials Innovation Enabling Next-generation Computing  OLIVIER BLACHIER  President, Materials Solutions &   SVP, Chief Innovation Officer  33 | © Entegris. All Rights Reserved.

~$1.5B MATERIALS PLATFORM AT THE HEART OF SEMICONDUCTOR SCALING

REVENUE BY END MARKET[1]
LTM


Adv. Memory
40%
Adv. Logic
30%
30%
Mainstream Logic

REVENUE BY TYPE[1]
LTM


CapEx driven
5%
95%
Unit driven

ADVANCED DEPOSITION & MATERIALS ENGINEERING	DEPOSITION MATERIALS	IMPLANT / SPECIALTY GASES	COATINGS / E-CHUCKS / GRAPHITE
SELECTIVE ETCHANTS & SURFACE ENGINEERING	SELECTIVE ETCH	PERR	SPEC CHEMICALS
PLANARIZATION & SURFACE INTEGRATION	SLURRIES	CMP PADS	CMP CLEANS
ADVANCED SUBSTRATES & INTEGRATION MATERIALS	ADV. SUBSTRATES	THERMAL INTERFACE MATERIALS	HYBRID BONDING

1. Percentages are approximate and based on management estimates, and exclude non-semiconductor revenue, which represents approximately 5% of LTM net sales.

34 | © Entegris. All Rights Reserved.

Entegris

    CRITICAL PROCESS STEPS  ADVANCED LOGIC  DRAM / HBM  3D NAND  ADVANCED PACKAGING  Etch  Deposition  CMP and Clean  Implant  Every major device transition creates multiple growth opportunities  EXPANSION  CORE  35 | © Entegris. All Rights Reserved.  MARKET POSITION   Top 2  New / emerging SAM

AI-ERA ARCHITECTURES CAN NEARLY DOUBLE MATERIALS CONTENT PER WAFER

	TECHNOLOGY	BASELINE	MATERIAL CONTENT PER WAFER	NEAR-TERM INFLECTION	MATERIAL CONTENT PER WAFER	LONG-TERM INFLECTION
1	Adv. Logic	FinFET	+50%	GAA	↑	CFET
2	DRAM / HBM	$6F^2$ / HBM4	+40%	$4F^2$ / HBM5	↑	3D DRAM
3	3D NAND	300 layers	+90%	500-1000 layers	↑	Novel memory
4	Adv. Packaging	2.5D[1]	+70%	3D + large format	↑	System-level[2]

Source: Lam, UC Berkeley, IBM, IEEE, Entegris. 1. CoWoS / EMIB / SoIC / Foveros. 2. Panel-level / Glass / CPO / Advanced 3D.

36 | © Entegris. All Rights Reserved.

Entegris

 37 | © Entegris. All Rights Reserved.  Advanced Logic: +50% more content PER wafer & New SAMs  1  FinFET  CFET  GAA + BSPDN  CMP & cleans for new interfaces  New ALD / ALE materials  130+   POR WINS  Dielectrics and Metals CMP solutions  Area Selective Depositions  Engagements   NEW SAM EXPANSION  Next-Generation Metal-Oxide Resist  Highly Selective Dielectrics Etchant  FEOL Dielectrics & New Metals

2 ADVANCED MEMORY: +40% MORE CONTENT PER WAFER & NEW SAMS

TECHNOLOGY INFLECTIONS


HBM4&4E / $6F^2$
HBM5&5E / $4F^2$
HBM6&6E / 3D DRAM

- 3D scaling
- Finer pitch
- More CMP & clean
- Higher materials complexity

70+ Engagements

POR WINS

- Next-Generation Metal-Oxide Resist
- Critical Ion Implant steps
- HBM4E CMP Slurries and Pads

NEW SAM EXPANSION

- $4F^2$ and 3D DRAM Materials
- Word Line and Bit Line Metallization
- Highly Selective SiGe and Si Etchants

38 | © Entegris. All Rights Reserved.

Entegris

3 ADVANCED 3D NAND: +90% MORE CONTENT PER WAFER & NEW SAMS

TECHNOLOGY INFLECTIONS

300L → 500-1,000L → HORIZONTAL CHANNEL FLASH (HCF)



- More layers
- Deeper channels
- More process steps

100+ Engagements

POR WINS

- Highly Selective Nitride Etch
- Word Line Mo Deposition
- Sacrificial Hard Mask CMP

NEW SAM EXPANSION

- Cryogenic Memory Hole Etch Gas
- Hybrid Bonding CMP

39 | © Entegris. All Rights Reserved.

Entegris

3

INTEGRATED MOLYBDENUM SOLUTIONS ENABLING 3D NAND

ENTEGRIS PROVIDES THE INTEGRATED MATERIALS AND DELIVERY PLATFORM FOR MOLY DEPOSITION

MATERIALS



MoO_2Cl_2 molecule, Mo precursor chemistry

DELIVERY



ProE-Vap® canister + specialty coatings

DELIVERY SYSTEM



Solid-state delivery cabinet

MOLY IS CRITICAL FOR NAND LAYER SCALING

Mo Word Lines replace Tungsten to reduce resistance as the stack scales



Bit Line (BL)
Slit
Mo Word Line (WL)
Oxide layer
Substrate

CUSTOMER ADOPTION SCALING

4 PORs

~2X YOY VOLUME GROWTH

40 | © Entegris. All Rights Reserved.

Entegris

4

ADVANCED PACKAGING: +70% MORE CONTENT PER WAFER & NEW SAMS

TECHNOLOGY INFLECTIONS

2.5D HETEROGENEOUS INTEGRATION → **3D + LARGE-FORMAT INTEGRATION** → **SYSTEM-LEVEL HETEROGENEOUS INTEGRATION**



- Larger area / more interfaces
- Finer pitch bonding
- Greater thermal density
- More materials-critical steps

55+ Engagements

POR WINS

- TSV and RDL CMP Solutions
- Dielectric Slurries For Carrier Removal
- TSV and RDL PERR Cleans

NEW SAM EXPANSION

- Wafer Thinning Wet Etch and Cleans
- 2.5D/3D Hybrid Bonding CMP Solutions
- Thermal Interface & Substrate Materials

41 | © Entegris. All Rights Reserved.

Entegris

TECHNOLOGY INFLECTIONS EXPAND MATERIALS SOLUTIONS SAM AT ~2X MSI GROWTH

SAM GROWTH IS DRIVEN BY RISING SEMICONDUCTOR MATERIALS REQUIREMENTS

- MORE STACKED LAYERS
- MORE PROCESS STEPS
- NEW MATERIALS


MATERIALS
SOLUTIONS SAM
~$10B+
~10% CAGR[1]
2025
Long-Term

1. Long-Term (3-5 years).

42 | © Entegris. All Rights Reserved.

Entegris

MS TRANSFORMATION CONVERTS OPPORTUNITY INTO RESULTS

Entegris THE INDUSTRY'S LEADING PURE-PLAY MATERIALS AND PURITY PLATFORM

CUSTOMER

ELEVATE CUSTOMER CENTRICITY

Co-Development & Pathfinding



TECHNOLOGY

EXTEND TECHNOLOGY LEADERSHIP

100% AI-NPDs

3x faster cycles



OPERATIONS

STRATEGIC OPERATING SCALE

Advanced Process Control Ready



43 | © Entegris. All Rights Reserved.

Entegris

CUSTOMER + TECHNOLOGY

MOMENTUM ACCELERATING IN CUSTOMER ENGAGEMENT & INNOVATION

1

EARLIER QUALIFICATIONS

~2.5x

2

POR CONVERSION

~2.5x

3

VITALITY[1] = NEW PRODUCT REVENUE

~35%

1. Revenue from products released in the last 5 years as % of total for Materials Solutions.

44 | © Entegris. All Rights Reserved.

Entegris

  AI Driving Step-Change in Innovation Speed & Manufacturing quality  1. Lower max temperature, better thermal uniformity, lower deformation.  45 | © Entegris. All Rights Reserved.  TECHNOLOGY + SCALE  SUPPLIER  FACTORY  CUSTOMER  E-CHUCK CASE STUDY  LEADERSHIP IN AI MODELING & SIMULATION  >30%process improvements1  LEADERSHIP IN MANUFACTURING QUALITY  BETTER DATA + EARLIER CONTROL = BETTER QUALITY AND YIELD   IMPROVE E-CHUCK EDGE-COOLING PERFORMANCE AND THERMAL DEFORMATION

 MATERIALS SOLUTIONS is positioned for double-digit growth and margin expansion  1. Long-Term (3-5 years).  46 | © Entegris. All Rights Reserved.  13-15%GROWTH CAGR1  AI DEVICE COMPLEXITY  TECHNOLOGY SOLUTIONS  DISCIPLINED EXECUTION

 10-minute break

 Advanced Purity Enabling Yield & Scale  CLINT HARIS  SVP & President, Advanced Purity Solutions  50 | © Entegris. All Rights Reserved.

ADVANCED PURITY SOLUTIONS IS THE INDUSTRY'S ~$2B MISSION-CRITICAL PURITY PLATFORM

REVENUE BY **END MARKET**[1]
LTM



Adv. Memory
25%
50%
Adv. Logic
25%
Mainstream Logic

REVENUE BY **TYPE**[1]
LTM



CapEx driven
45%
55%
Unit driven



LIQUID MICROCONTAMINATION CONTROL
LIQUID PURIFIERS
CMP FILTERS
PHOTO FILTERS
GAS MICROCONTAMINATION CONTROL
AMC FILTERS
GAS PURIFICATION
GAS FILTRATION
MICROENVIRONMENTS
FOUPS
RETICLE POD
SHIPPERS & CARRIERS
FLUID MANAGEMENT & TRANSPORT
FLUID HANDLING
LIQUID PACKAGING
DISPENSE PUMPS

1. Percentages are approximate and based on management estimates, and exclude non-semiconductor revenue, which represents approximately 5% of LTM net sales.

51 | © Entegris. All Rights Reserved.

Entegris

  a technology portfolio that covers the entire semiconductor Ecosystem  52 | © Entegris. All Rights Reserved.  TECHNOLOGY

THE INDUSTRY DEMANDS UNPRECEDENTED LEVELS OF CONTAMINATION CONTROL

	CURRENT	NEAR-TERM	LONG-TERM
	FINFET	GAA + BSPDN	CFET
PURITY MEASUREMENT		**PURITY REQUIREMENT**	**PURITY REQUIREMENT**
1 Particle Counts[1]		~10x	↑
2 Metal/Ionic Contamination[2]		~65x	↑
3 High Molecular Weight Organic Impurity[3]		~25x	↑

Source: SEMI standards, IRDS Roadmap, Entegris. 1. Point of process, 20nm/mL. 2. ppt. 3.ppb.

53 | © Entegris. All Rights Reserved.

Entegris

1 ENTEGRIS ADVANCED FILTRATION IMPROVES YIELD


SMARTPHONE N3 DIE
GPU N3 DIE

YIELD ~90%   YIELD ~60%

Same defect density | red = die lost to a defect
Note: Illustrative example

INDUSTRY CHALLENGE

- Larger dies and smaller nodes demand lower defect density
- More layers and process steps increase particle exposure and defect risk
- Broader contamination types demand increasingly stringent purity control

COMPETITION X PARTICLES PER WAFER

ENTEGRIS SOLUTION

- Torrento®X for particle control in aggressive chemical applications
- Astera™ for particle control in diluted chemical applications
- Protego® purifier for contaminant removal

ENTEGRIS <0.3X PARTICLES PER WAFER

Note: Based on Entegris internal testing; results may vary.

54 | © Entegris. All Rights Reserved.

Entegris

2 ENTEGRIS DELIVERS PERFORMANCE ADVANTAGES

PROTEGO® SM5 ULTRACLEAN PURIFIER



TORRENTO® X LIQUID FILTER



INDUSTRY CHALLENGE

Semiconductor chemicals require ppt-level control of dissolved metals

Contaminant behavior varies, limiting conventional filtration

COMPETITION

10-30 PPT Fe in IPA

ENTEGRIS SOLUTION

Protego® ion-exchange media captures dissolved metals

Torrento®X filtration membranes remove particulate and colloidal metals

ENTEGRIS

1-3 PPT After Entegris purification

Note: Based on Entegris internal testing; results may vary.

55 | © Entegris. All Rights Reserved.

 INDUSTRY CHALLENGE  20-40%  ENTEGRIS SOLUTION  COMPETITION  ENTEGRIS  ENTEGRIS DELIVERS PERFORMANCE Advantages  56 | © Entegris. All Rights Reserved.  During open-door purge  3  Advanced purge-flow diffusers enable more uniform purge distribution  Entegris Barrier Material (EBM) reduces water contamination  Increasing sensitivity to moisture, oxygen, and airborne molecular contaminants  Door-open airflow limits conventional FOUP purge effectiveness on process tools   <5%  With Entegris   purge  FOUP EBM A300  Note: Based on Entegris internal testing; results may vary.  RELATIVE HUMIDITY  RELATIVE HUMIDITY

INCREASING PURITY REQUIREMENTS DRIVE >10% SAM GROWTH CAGR

SAM GROWTH IS DRIVEN BY RISING SEMICONDUCTOR PURITY REQUIREMENTS

- **TIGHTER PURITY REQUIREMENTS**
- **INCREASED CONTROL POINTS**
- **NEW CONTAMINANT CLASSES**


ADVANCED PURITY SOLUTIONS SAM
~$10B+
>10% CAGR[1]
2025
Long-Term
Entegris

1. Long-Term (3-5 years).

57 | © Entegris. All Rights Reserved.

 EXTEND TECHNOLOGY LEADERSHIP  ELEVATE CUSTOMER CENTRICITY  STRATEGIC OPERATING SCALE  Partner across entire ecosystem to bring complete solutions  Accelerate concept-to-product cycles via AI modeling & simulation  AI implementation to improve productivity and yield at scale     58 | © Entegris. All Rights Reserved.  APS TRANSFORMATION CONVERTs OPPORTUNITY INTO RESULTS

  CO-DEVELOPMENT AND FASTER INNOVATION DRIVES MORE DESIGN WINS  59 | © Entegris. All Rights Reserved.  CUSTOMER + TECHNOLOGY  FOUP CFD DIGITAL TWIN  QUALIFIED NEXT-GEN FOUP  Design faster in software  Build  CONDENSED CONCEPT-TO-PRODUCT INNOVATION CYCLE  CUSTOMER CENTRICITY  TECHNOLOGY LEADERSHIP  LITHOGRAPHY MODULE  OPTIMIZED SOLUTION  Resist suppliers  Defect-free coating chemistries  Tooling companies  Process integration requirements  Chip manufacturers  Wafer yield requirements  INCREASED CUSTOMER SATISFACTION  AI enabled modeling and simulation to deliver solutions faster  Partner across ecosystem for complete customer solutions

  transforming manufacturing To Drive Productivity and yield  60 | © Entegris. All Rights Reserved.  OPERATIONS  MAXIMIZING INSTALLED-BASE PRODUCTIVITY  SCALING AI FOR   HIGHER YIELD  FOCUSED “IN-REGION, FOR-REGION” MANUFACTURING CAPACITY

 Advanced Purity Solutions is positioned for double-digit growth and margin expansion   1. Long-Term (3-5 years).  61 | © Entegris. All Rights Reserved.  15-17%GROWTH CAGR1  AI DEVICE COMPLEXITY  TECHNOLOGY SOLUTIONS  DISCIPLINED EXECUTION

 Compounding Growth, Profitability, and Shareholder Value  SUKHI NAGESH  SVP, CFO  63 | © Entegris. All Rights Reserved.

 The Entegris value creation framework  64 | © Entegris. All Rights Reserved.  BALANCED CAPITAL ALLOCATION TO DRIVE RETURNS  STRUCTURALLY HIGHER PROFITABILITY AND CASH FLOW  COMPOUNDING DOUBLE-DIGIT   REVENUE GROWTH

OUR TRANSFORMATION IS DELIVERING RESULTS

REVENUE

+17% YoY


~$3.7B
2025
2026E[1]

ADJ. GROSS MARGIN

+370 bps


~48.3%
2025
2026E[1]

ADJ. OPERATING MARGIN

+450 bps


~25.8%
2025
2026E[1]

ADJ. EPS

+59% YoY


~$4.38
2025
2026E[1]

CAPEX
% OF SALES

~6% of sales


2025
2026E[1]

NET LEVERAGE

~2.7x


2025
2026E[1]

1. Midpoint of the 4Q26 guidance range. Note: See GAAP to non-GAAP reconciliation tables in the appendix.

65 | © Entegris. All Rights Reserved.

Entegris

ADVANCED MANUFACTURING EXPOSURE SUPPORTS ~15% REVENUE CAGR

SPLIT BY END MARKET[1]



Adv. Memory
Adv. Logic
30%
40%
30%
LTM[2]
Mainstream Logic
Adv. Memory
Adv. Logic
30%
45%
25%
LONG-TERM
Mainstream Logic

SPLIT BY SEGMENT
$B



~$6B
$3.2B
Materials Solutions
Advanced Purity Solutions
2025
Long-Term

SPLIT BY TYPE[1]
$B



~$6B
$3.2B
Capex
Unit
2025
Long-Term

1. Percentages are approximate and based on management estimates, and exclude non-semiconductor revenue, which represents approximately 5% of LTM net sales. 2.Last 12 months as of 3Q25.

66 | © Entegris. All Rights Reserved.

Entegris

EXECUTION DELIVERING SIGNIFICANTLY HIGHER PROFITABILITY



ADJ. GROSS MARGIN[1]
~670 bps
~55%
~2/3
~48.3%
~1/3
44.6%
~370 bps
2025
Net Improvement
2026E[2]
Volume Leverage
Structural Improvements
Long-Term[3]

1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2. At the midpoint of 4Q26 guidance range. 3. Forward-looking non-GAAP metric; not reconciled.

67 | © Entegris. All Rights Reserved.

EXPANDING ADJ. OPERATING MARGINS WHILE CONTINUING TO INVEST IN INNOVATION

ADJ. OPERATING EXPENSES[1]
% ALLOCATION


44%
56%
50%
50%
ER&D
SG&A
2025
Long-Term

ADJ. ER&D INVESTMENT[1]
% ALLOCATION


5%
45%
50%
10%
55%
35%
New tech horizons
SAM expansion
Protect and defend the core
2025
Long-Term


~35%
ADJ. OPERATING MARGIN TARGET[2]

68 | © Entegris. All Rights Reserved.

1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Long-term (3-5 years). 2. Forward-looking non-GAAP metric; not reconciled.
Note: ~35% reflects consolidated Adj. Operating Margin Target based on APS (~40%) and MS (~30%) over 3-5 years.

Entegris

 AcceleratingFCF1 Growth  69 | © Entegris. All Rights Reserved.  7-9%  CAPEX AS % OF SALES  11%  149  ~120  CASH CONVERSION CYCLE2(DAYS)  2025  Long-Term   L5Y Avg.  Long-Term  FCF GROWTH  …While remaining disciplined with CapEx…  We are driving cash conversion efficiency…  1. Free Cash Flow (“FCF”) defined as Cash From Operations less capital expenditures net of government incentives. Long-Term (3-5 years). 2. Cash Conversion Cycle: days inventory outstanding plus days sales outstanding less days payable outstanding, calculated using average balance-sheet balances and the income statement activity for the trailing 3 months. Long-Term (3-5 years).  REVENUE GROWTH  …Leading to:  >

 CONTINUED deleveraging Increases capital allocation flexibility  70 | © Entegris. All Rights Reserved.  NET LEVERAGE RATIO1  Net debt2  Net leverage  ~2.0x  LONG-TERM NET LEVERAGE RATIO TARGET3  1. Net Leverage Ratio defined as gross debt less cash and cash equivalents divided by trailing 12-months adj. EBITDA (see GAAP to non-GAAP reconciliation tables in the appendix of this presentation). 2.Net debt defined as gross debt less cash and cash equivalents. 3. Forward-looking non-GAAP metric; not reconciled. Long-Term (3-5 years).

 Balanced capital allocation maximizes long-term value creation  71 | © Entegris. All Rights Reserved.  INVEST IN THE BUSINESS  Organic ER&D and CapEx  STRATEGIC M&A  Strengthen and expand our portfolio  SHAREHOLDER RETURNS  Return ~50% of excess cash   to shareholders  BALANCE SHEET STRENGTH ENABLES OUR CAPITAL ALLOCATION PRIORITIES

 the power of Entegris’ Long-Term growth algorithm  Long-Term (3-5 years).  72 | © Entegris. All Rights Reserved.  ENTEGRIS: THE INDUSTRY'S LEADING PURE-PLAY MATERIALS AND PURITY PLATFORM  ~55%Adj. Gross   Margin  ~35% Adj. Operating   Margin  ~30% Adj. EPS   CAGR  ~15%Revenue  CAGR

 Q&A

 Thank you

 Glossary  75 | © Entegris. All Rights Reserved.  ABBREVIATION  FULL FORM  EUV  Extreme Ultraviolet  Fe  Iron  FEOL  Front-End-of-Line  FinFET  Fin Field-Effect Transistor  FOUP  Front Opening Unified Pod  GAA  Gate-All-Around  GaN  Gallium Nitride  GMTI  Global Measurement Technologies Inc  HBM  High Bandwidth Memory  HCF  Horizontal Channel Flash  HVAC  Heating, Ventilation, and Air Conditioning  IC  Integrated Circuit  IDM  Integrated Device Manufacturer  IPA  Isopropyl Alcohol  KSP  Kaohsiung Science Park  Mo  Molybdenum  MoO2Cl2  Molybdenum Dioxide Dichloride  MSI  Million Square Inches  ABBREVIATION  FULL FORM  NPDs  New Product Developments  OEM  Original Equipment Manufacturer  OSAT  Outsourced Semiconductor Assembly and Test  PC  Personal Computers  POR  Process of Record  ppb  parts per billion  ppt  parts per trillion  PVD  Physical Vapor Deposition  RDL  Redistribution Layer  RF  Radio Frequency  SAES  Società Apparecchi Elettrici e Scientifici  SAM  Served Available Market  SiC  Silicon Carbide  SiGe  Silicon-Germanium  TAM  Total Available Market  TIM  Thermal Interface Material  TSV  Through-Silicon Via  WFE  Wafer Fab Equipment  ABBREVIATION  FULL FORM  3D NAND  Three-Dimensional Not-AND  4F2  4 times the square of the minimum feature size  AI/ML  Artificial Intelligence / Machine Learning  ALD  Atomic Layer Deposition  ALE  Atomic Layer Etching  AMC  Airborne Molecular Contamination  ASD  Area-Selective Deposition  ATMI  Advanced Technology Materials, Inc.  bps  Basis Points  BSPDN  Backside Power Delivery Network  CFD  Computational Fluid Dynamics  CFET  Complementary Field-Effect Transistor  CMC  Cabot Microelectronics Corporation  CMP  Chemical Mechanical Planarization  CPO  Co-Packaged Optics  CRP  Clean Room Plastics Inc  CVD  Chemical Vapor Deposition  DRAM  Dynamic Random-Access Memory  e-chucks  Electrostatic Chucks  Entegris® and the Entegris Rings Design® are trademarks of Entegris, Inc.

 FINANCIAL APPENDIX

 Reconciliation of Gross Profit to Adjusted Gross Profit1GAAP to Non-GAAP Operating Expense Reconciliation1  77 | © Entegris. All Rights Reserved.  $ IN MILLIONS  FY2025  FY2026E  Net Sales  $3,196.6  $3,740.8  Gross profit – GAAP  $1,419.9  $1,815.8  Adjustments to gross profit:  IEEPA tariff refunds J  -  (8.3)  Restructuring costs K  4.3  0.7  Adjusted Gross profit  $1,424.2  $1,808.2  Gross margin - as a % of net sales  44.4%  48.5%  Adjusted Gross margin - as a % of net sales  44.6%  48.3%   1. See footnotes section for reference of adjustments.  $ IN MILLIONS  FY2025  FY2025  GAAP  % OF TOTAL  RESTRUCTURING COSTS K  LOSS FROM SALE OF BUSINESS P  AMORTIZATION OF INTANGIBLE ASSETS Q  NON-GAAP  % OF TOTAL  Selling, general & administrative  $450.6  47%  ($21.8)  ($10.9)  $417.9  56%  Engineering, research & development  $329.0  34%  ($3.6)  $325.4  44%  Amortization expense  $184.4  19%  ($184.4)  -  -  Total operating expense  $964.0  100%  ($25.4)  ($10.9)  ($184.4)  $743.3  100%

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA[1]

$ IN MILLIONS	FY2022	FY2023	FY2024	FY2025	FY2026E
Net Sales	$3,282.0	$3,523.9	$3,241.2	$3,196.6	$3,740.8
Net income	208.9	180.7	292.8	235.6	517.8
Net income - as a % of net sales	6.4%	5.1%	9.0%	7.4%	13.8%
Adjustments to net income:					
Income tax expense (benefit)	38.2	(8.4)	28.3	18.0	72.3
Interest expense, net	209.0	301.1	207.9	191.9	177.6
Other expense, net	23.9	25.4	4.0	9.4	11.4
Equity in net loss of affiliates	—	0.4	0.9	1.0	0.2
GAAP - Operating income	$480.0	$499.2	$533.9	$455.9	$779.3
Operating margin - as a % of net sales	14.6%	14.2%	16.5%	14.3%	20.8%
Goodwill Impairment [A]	—	115.2	—	—	—
Deal and transaction costs [B]	39.5	3.0	—	—	—
Integration costs					
Professional fees [C]	35.4	36.7	2.6	—	—
Severance costs [D]	6.3	1.5	0.8		
Retention costs [E]	2.0	1.7	—	—	—
Other costs [F]	7.1	13.7	—	—	—
Contractual and non-integration costs					
CMC Materials retention costs [H]	18.0	—	—	—	—
Stock-based compensation alignment [I]	21.6	—	—	—	—
Change in control costs [G]	22.4	—	—	—	—
IEEPA Tariff refunds [J]	—	—	—	—	(8.3)
Restructuring costs [K]	—	14.7	3.9	29.7	11.2
Acquired tax equalization asset reduction [L]	—	—	3.0	—	—
Impairment of long-lived assets [M]	—	30.5	13.0	—	—
Charge for fair value write-up of acquired inventory sold [N]	61.9	—	—	—	—
Gain on termination of Alliance Agreement [O]	—	(184.8)	—	—	—
(Gain) loss from sale of businesses [P]	(0.3)	23.8	(4.3)	10.9	—
Amortization of intangible assets [Q]	144.0	214.5	190.1	184.4	183.3
Adjusted operating income	$837.9	$769.7	$743.0	$680.9	$965.5
Adjusted operating margin - as a % of net sales	25.5%	21.8%	22.9%	21.3%	25.8%
Depreciation	135.4	172.7	188.1	205.3	136.7
Adjusted EBITDA	$973.2	$942.4	$931.1	$886.2	$1,102.2
Adjusted EBITDA - as a % of net sales	29.7%	26.7%	28.7%	27.7%	29.5%

1. See footnotes section for reference of adjustments. As a result of displaying amounts in millions, rounding difference may exist in this table.

78 | © Entegris. All Rights Reserved.

Entegris

 Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share1  79 | © Entegris. All Rights Reserved.  $ IN MILLIONS, EXCEPT PER SHARE DATA  FY2025  FY2026E  GAAP net income  $235.6  $517.8  Adjustments to net income:  IEEPA Tariff refunds J  —  (8.3)  Restructuring costs K  29.7  11.2  Equity investment impairment R  —  6.7  Loss from the sale of business P  10.9  —  Amortization of intangible assets Q  184.4  183.3  Loss on extinguishment of debt S  3.2  3.9  Tax effect of adjustments to net income and discrete items  (45.3)  (40.8)  Non-GAAP net income  $418.5  $673.8  Diluted earnings per common share  $1.55  $3.37  Effect of adjustments to net income  $1.20  $1.01  Diluted non-GAAP earnings per common share  $2.75  $4.38   1. See footnotes section for reference of adjustments.

FOOTNOTES

A. **Goodwill impairment.** Non-cash impairment charges associated with goodwill.
B. **Deal and transaction costs.** Deal and transaction costs associated with the CMC Materials acquisition and completed and announced divestitures.
C. **Integration costs – Professional Fees.** Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations.
D. **Integration costs – Severance costs.** Represent severance charges related to the integration of the CMC Materials acquisition.
E. **Integration costs – Retention costs.** Represents retention charges related directly to the CMC Materials acquisition and completed and announced divestitures, and are not part of our normal, recurring cash operating expenses.
F. **Integration costs – Other costs.** Represents other employee related costs and other costs incurred relating to the CMC Materials acquisition and completed and announced divestitures. These costs arise outside of the ordinary course of our continuing operations.
G. **Contractual and non-integration costs – Change in control costs.** Relates to the change in control agreements that were in place with management of CMC Materials prior to the acquisition and the associated expense post-acquisition.
H. **Contractual and non-integration costs – CMC Materials Retention costs.** Represents non-recurring costs associated with the CMC Materials retention program that was agreed upon and set forth in the definitive acquisition agreement.
I. **Contractual and non-integration costs – Stock-based compensation alignment.** Represents the non-cash incremental expense associated with adopting retirement vesting obligations on Entegris equity awards, similar to those of CMC Materials equity awards.
J. **IEEPA Tariff refunds.** In the three months ended September, 26, 2026, the Company received $8.3 million of refunds of International Emergency Economic Powers Act (IEEPA) tariffs that were recognized in cost of goods sold as incurred from April 2025 through February 2026 and were not excluded from the Company's non-GAAP results in those periods. The Company excluded the refunds from non-GAAP results because they represent a discrete, non-recurring, out-of-period recovery arising from a legal and regulatory development rather than ongoing operating performance
K. **Restructuring costs.** Restructuring charges resulting from cost-saving initiatives.
L. **Acquired tax equalization asset reduction.** Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition.
M. **Impairment of long-lived assets.** Non-cash charges recognized to write down long-lived assets to their estimated fair values.
N. **Charge for fair value write-up of acquired inventory sold.** Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation from the CMC acquisition.
O. **Gain on termination of Alliance Agreement.** Gain on termination of Alliance Agreement with MacDermid Enthone.
P. **(Gain) loss from sale of businesses.** The (gain)loss recognized upon the divestiture of certain businesses.
Q. **Amortization of intangible assets.** Non-cash amortization expense associated with intangibles acquired in acquisitions.
R. **Equity investment impairment.** Equity investment impairment loss in 2026 that reduced our carrying basis to zero.
S. **Loss on extinguishment of debt.** Loss on extinguishment of debt of our Term Loan Facility.
T. **Tax effect of adjustments to net income and discrete items.** The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year.

80 | © Entegris. All Rights Reserved.